SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 1996


                                 OSTEOTECH, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



  Delaware                      0-19278              13-3357370
  --------                      -------              ----------
State or other jurisdiction     (Commission          (IRS Employer
 of incorporation)             File Number)          Identification)



        51 James Way, Eatontown, New Jersey                07724
----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code    (908) 542-2800




          (Former name or former address, if changed since last report)



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Item 5.  Other Events


                  On November 14, 1996, the Company announced that it had introduced Grafton (registered trademark) Demineralized Bone Matrix (DBM) Putty, a major new proprietary form of human demineralized bone. Grafton Putty complements Grafton DBM Flex which was introduced in January, 1996 and Grafton DBM Gel which has been on the market since late 1991.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 14, 1996


                                                                 OSTEOTECH, INC.
                                                                 (Registrant)



                                               By:       /S/ MICHAEL J. JEFFRIES
                                                             Michael J. Jeffries
                                                       Executive Vice President,
                                                         Chief Operating Officer
                                                             and Chief Financial
                                                              Officer (Principal
                                                               Financial Officer
                                                        and Principal Accounting
                                                                       Officer)